Exhibit 99

CONFIDENTIAL

Power of Attorney

Date:	6/10/2010
Address:	31 Gresham St, London, EC2V 7QA
Name of Advisor:	Schroder Investment Management Ltd
Name/Title of signatory:	Global Head of Compliance and Company Director
Signature:	/s/ Marco Zwick

I hereby appoint the party named below to act as representative in providing any such reports and copies of the documents as may be necessary under the terms of Schedule 13G of the Securities and Exchange Act of 1934.

Address of representative:

875 Third Avenue, 22nd Floor, New York, NY 10022

Name of representative:

Schroder Investment Management North America Inc.

Jamie Dorrien-Smith, Chief Executive Officer

CONFIDENTIAL

Power of Attorney

Date:	6 October 2010
Address:	31 Gresham Street, London, EC2V 7QA United Kingdom
Name of Advisor:	Schroder Investment Management North America Limited
Name/Title of signatory:	Yank Ming Ooi
Chief Compliance Officer
Signature:	/s/ Yank Ming Ooi

I hereby appoint the party named below to act as representative in providing any such reports and copies of the documents as may be necessary under the terms of Schedule 13G of the Securities and Exchange Act of 1934.

Address of representative:

875 Third Avenue, 22nd Floor, New York, NY 10022

Name of representative:

Schroder Investment Management North America Inc.

Jamie Dorrien-Smith, Chief Executive Officer

CONFIDENTIAL

Power of Attorney

Date:	7 October 2010
Address:	Level 20, 123 Pitt Street Sydney, NSW, 2000 Australia
Name of Advisor:	Schroder Investment Management Australia Limited
Name/Title of signatory:	Murray Coble
Director
Signature:	/s/ Murray Coble

I hereby appoint the party named below to act as representative in providing any such reports and copies of the documents as may be necessary under the terms of Schedule 13G of the Securities and Exchange Act of 1934.

Address of representative:

875 Third Avenue, 22nd Floor, New York, NY 10022

Name of representative:

Schroder Investment Management North America Inc.

Jamie Dorrien-Smith, Chief Executive Officer

CONFIDENTIAL

Power of Attorney

Date:	6 October 2010
Address:	Suite 3301, Level 33, Two Pacific Place 88 Queensway, Hong Kong
Name of Advisor:	Schroder Investment Management (Hong Kong) Limited
Name/Title of signatory:	Helen Yim/Director
Signature:	/s/ Helen Yim

I hereby appoint the party named below to act as representative in providing any such reports and copies of the documents as may be necessary under the terms of Schedule 13G of the Securities and Exchange Act of 1934.

Address of representative:

875 Third Avenue, 22nd Floor, New York, NY 10022

Name of representative:

Schroder Investment Management North America Inc.

Jamie Dorrien-Smith, Chief Executive Officer

CONFIDENTIAL

Power of Attorney

Date:	7 October 2010
Address:	65, Chulia Street, #46-00 OCBC Centre Singapore 049513
Name of Advisor:	Schroder Investment Management (Singapore) Ltd
Name/Title of signatory:	Gwee Siew Ping/Director	Tricia Feng/Secretary
Signature:	/s/ Gwee Siew Ping	/s/ Tricia Feng

I hereby appoint the party named below to act as representative in providing any such reports and copies of the documents as may be necessary under the terms of Schedule 13G of the Securities and Exchange Act of 1934.

Address of representative: 875 Third Avenue, 22nd Floor, New York, NY 10022 Name of representative: Schroder Investment Management North America Inc. Jamie Dorrien-Smith, Chief Executive Officer